Exhibit 10.09

WARF No. 26-00232

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED NON-EXCLUSIVE LICENSE AGREEMENT

THIS AMENDED AND RESTATED NON-EXCLUSIVE LICENSE AGREEMENT (the

"Agreement") is made effective as of March 3, 2026 ("Restatement Date"), by and between the Wisconsin Alumni Research Foundation ("WARF"), a nonprofit Wisconsin corporation, and Lineage Cell Therapeutics, Inc. ("Lineage"), previously known as BioTime, Inc. ("BioTime"), a corporation organized and existing under the laws of California, and its Affiliates ("Licensee"). WARF and Licensee hereby agree to be bound by the terms and obligations of this Agreement. To the extent any Affiliate exercises any rights granted to Licensee hereunder, Licensee is liable to WARF for the duties and obligations of any such Affiliate, and any act or omission of an Affiliate that constitutes a breach of this Agreement shall be deemed to be a breach by Licensee.

WITNESSETH

WHEREAS, WARF owns or holds certain intellectual property rights to Licensed Patents, Licensed Materials, and Wisconsin Materials defined below;

WHEREAS, WARF previously granted to BioTime a non-exclusive license under certain Licensed Patents, Licensed Materials, and Wisconsin Materials in certain fields covering certain products in that certain Commercial License and Option Grant, i.e., Agreement No. 08-0155, as amended, having an effective date of January 3, 2008 (the "BioTime Research License");

WHEREAS, Asterias Biotherapeutics Incorporated ("Asterias") and WARF entered into that certain Non-Exclusive License Agreement, i.e., Agreement No. 13-00300, as amended, having an effective date of October 7, 2013 ("Asterias License Agreement");

WHEREAS, BioTime acquired Asterias on November 17, 2018, whereby Asterias became a wholly-owned subsidiary of BioTime, at which time BioTime acquired all assets of Asterias including the Asterias License Agreement ("Acquisition");

WHEREAS, as a consequence of the Acquisition, Lineage became a party to the Asterias License Agreement;

WHEREAS, the BioTime Research License and the Asterias License Agreement include overlapping subject matter, terms and conditions;

WHEREAS, Licensee and WARF desire that WARF continues to generally grant to Licensee all rights and obligations to the Licensed Patents, Licensed Materials and Wisconsin Materials existing under both the BioTime Research License and the Asterias License Agreement as a single license agreement ("Merged Rights") and, accordingly, wish to amend and restate the Asterias License Agreement in accordance with this Agreement for the governance of such Merged Rights; and

WHEREAS, Licensee and WARF desire to terminate the BioTime Research License as of the Restatement Date without such termination terminating those Merged Rights provided under this Agreement.

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NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties covenant and agree as follows:

Section 1. Definitions.

For the purposes of this Agreement, the Appendix A definitions shall apply. Section 2. Grant.

A.
License.
(i)
Subject to the terms of Section 2B, WARF hereby grants Licensee a world-wide, nonexclusive license (a) under the Licensed Patents to make, use and receive Licensed Materials, (b) under WARF's rights in the Wisconsin Materials to make, use and receive Wisconsin Materials; and (c) Merged Rights, in each case, solely for use in Internal Research.
(ii)
Subject to the terms of Section 2B, WARF hereby grants Licensee a world-wide, nonexclusive license (a) under the Licensed Patents to make, use and receive Licensed Materials, and

(b) under WARF's rights in the Wisconsin Materials to make, use and receive Wisconsin Materials; in each case to develop, make, have made, use, distribute, sell, import, and offer for sale Products in the Licensed Field and Licensed Territory; for clarity, Licensee may not distribute, sell or offer for sale any Wisconsin Materials, but may distribute, sell or offer for sale Products that are Derivative Materials.

(iii)
The licenses granted under subsections (i) and (ii) hereof include Merged

Rights.

B.
Restrictions and Limitations.

The licenses granted under this Agreement do not provide any right or license to: (i) grant any sublicenses under this Agreement to any third parties other than as expressly provided for below; or (ii) use the Licensed Patents, Wisconsin Materials or any Derivative Materials in the manufacture or distribution of Products for any commercial purpose or in human clinical trials in fields outside the Licensed Field.

C.
Sublicensing.
(i)
Licensee may grant written sublicenses to third parties under the nonexclusive licenses granted herein in the Licensed Field, but only:
(a)
To Contract Services Providers to enable the Contract Service Provider to perform specific services solely for Licensee's benefit in support of Licensee's development or commercialization of Products, under a written contract with Licensee, at Licensee's expense, and pursuant to protocols or specifications developed by Licensee. Such a sublicense may include a license to make or use Licensed Materials, Wisconsin Materials or Derivative Materials, or Products, solely for the purpose of providing the services to Licensee, or to sell Products as Licensee's agent, but not to sell or transfer any of them for any other purpose, or to or for any other entity, and shall state the Licensed Materials, Wisconsin Materials and Derivative Materials must be destroyed within thirty (30) days of the completion or termination of the services. Licensee will not receive from any Contract Service Provider any payments or any non-cash consideration in exchange for the grant of a sublicense hereunder and any Products sold by Contract Services Providers as Licensee's agent will be treated as Products sold by Licensee under this Agreement.

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(b)
To Collaborators to enable the Collaborator to engage in a project of collaborative research with Licensee on (i) the Licensed Materials or Wisconsin Materials, and cells derived from such Licensed Materials or Wisconsin Materials, and/or (ii) the development of Products, provided that the project is described and directed by a Collaborative Research Agreement including a specific workplan collaboratively established by Collaborator and Licensee and that Licensee has the first right to any data and IP arising from such collaboration. Such a sublicense may include a license to make or use the Licensed Materials, Wisconsin Materials or Derivative Materials, or Products, solely for the purpose of carrying out its obligations under the collaborative research project, but not to sell or transfer any of them for any purpose and shall state the Licensed Materials, Wisconsin Materials and Derivative Materials, and any Products, must be destroyed within thirty (30) days of the completion or termination of the project. Licensee will not receive from any Collaborator any payments or any non-cash consideration in exchange for the grant of a sublicense hereunder.
(c)
To Development Partners to enable the Development Partner to develop or commercialize Products initially substantially developed by Licensee, provided WARF does not disapprove as provided below. In the event that such sublicense includes a grant of a limited commercial sublicense to a Development Partner: (i) a copy of such sublicense shall be provided to WARF for review at least [***] business days prior to execution, (ii) such sublicense shall specifically identify the Products covered by such commercial sublicense and shall only include rights under Licensed Patents and Wisconsin Materials as reasonably necessary in the development of those Products, (iii) Licensee, an Affiliate or Geron Corporation ("Geron") must have previously invested at least [***] in the development of each Product to which the sublicense applies, and (iv) Licensee shall remain directly responsible for paying to WARF the consideration described in Sections 4B, 4C and 4F that are incurred (and/or received) as a result of such sublicense and/or Development Partner's subsequent development and commercialization of such Products under such sublicense. Such a sublicense may include a license to make, use and receive the Licensed Materials, Wisconsin Materials or Derivative Materials, and to develop, make, have made, use, distribute, sell, import and offer for sale Products, in each case solely to the extent permitted by this Section 2C(i)(c), and shall state the Licensed Materials, Wisconsin Materials, and Derivative Materials, and any Products, must be destroyed within thirty (30) days of the expiration or termination of the sublicense agreement. WARF shall have the right to disapprove of a commercial sublicense with a Development Partner only if it reasonably believes that Licensee, Affiliates, or Geron have not previously invested at least [***] dollars in the development of the Product that is the subject of such sublicense, or that the rights extended under such sublicense are not reasonably necessary for the development or commercialization of the licensed Product. If WARF does not inform Licensee in writing of its disapproval and the reasons for it within fifteen (15) business days after Licensee informs WARF of the proposed terms, WARF shall be deemed to have approved them. For sake of clarity, no right or license may be extended to a Development Partner to research, develop and/or commercialize any Product that was not initially substantially developed by Licensee, an Affiliate or Geron. Licensee will not receive from any Development Partner any payments or any non-cash consideration in exchange for the grant of a sublicense hereunder that is not fully accounted for under this Section 2C and Section 4C below.

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(d)
To Corning Incorporated to enable Corning to sell surfaces, glassware and plasticware for the growth of pluripotent stem cells ("Corning Surfaces") developed and tested by Corning under the Collaboration and License Agreement between Corning and Geron, effective as of June 15, 2006, amended and restated as of August 24, 2012, which will be assigned to Licensee as of closure of the Asset Contribution Agreement between Licensee and Geron (the "Corning Collaboration and License Agreement"). Such sublicense: (i) shall be solely for the performance of Corning's activities under the Corning Collaboration and License Agreement, and (ii) shall not include any right to transfer a sublicense under the Licensed Patents to Corning customers with the purchase of Corning Surfaces. In consideration of the rights granted herein, Licensee agrees to pay to WARF [***] of all consideration (actual and in kind) received by Licensee from Corning that is the result of or covers any invention made as a part of the Development Partnership Agreement (including without limitation upfront license fees, annual license maintenance fees, milestone payments, royalty payments, equity ,and share of profits, but excluding any payments received to fund research under the development partnership). Such percentage shall be reduced to [***] if the consideration received from Corning and to be paid to WARF was also paid by Corning in exchange for a sublicense to other intellectual property owned or controlled by Licensee required for the purposes of the development partnership. In both cases, such payment shall continue until such time as none of the sublicensed Licensed Patents remains enforceable, unless this Agreement is terminated earlier as provided herein.
(ii)
Any agreement granting a sublicense under this Section 2C shall contain terms and conditions no less restrictive than those set forth in this Agreement, and state that the sublicense is subject to the termination of this Agreement; that further sublicensing is prohibited; that the sublicensee is not authorized to transfer any Licensed Materials, Derivative Materials or Wisconsin Materials, or Products, or use them for any purpose outside that permitted by the sublicense; and that the sublicensee will not use Licensed Materials, Derivative Materials or Wisconsin Materials to perform any of the following experiments: (a) intermixing of Licensed Materials, Derivative Materials or Wisconsin Materials with an intact embryo, either human or nonhuman; (b) implanting Licensed Materials, Derivative Materials or Wisconsin Materials, or products of Licensed Materials, Derivative Materials or Wisconsin Materials, in a uterus; or (c) attempting to make whole embryos by any method. Licensee shall require that its sublicensee(s) comply with all requirements, restrictions, limitations and obligations, and acknowledge all limitations of warranties provided in this Agreement, including without limitation those in Sections 2C, 5-7, and 12-15 of this Agreement (to the extent applicable to the work under the sublicense) and Licensee shall have responsibility for the performance of any sublicensee under such sublicense. Licensee shall provide to WARF, in confidence, a summary of any sublicense agreement under this Section 2C within thirty (30) days after execution of such sublicense agreement subject to the obligation, however, in the case of commercial sublicenses to Development Partners to have earlier provided the proposed terms as required above in Section 2C(i)(c).
D.
License to WARF.

Licensee hereby grants, and shall require its sublicensee(s) to grant, to WARF a world-wide, nonexclusive, royalty-free, irrevocable, paid-up license, with the right to grant sublicenses, to the University of Wisconsin, the WiCell Research Institute and the Morgridge Institute for Research, to make, have made, use and otherwise practice Developments for Non-Commercial Research Purposes.

E.
Termination of BioTime Research License.

The BioTime Research License shall terminate as of the Restatement Date. It is understood and agreed that such termination shall not terminate those Merged Rights as provided under this Agreement

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Section 3. Reporting.

The parties acknowledge that a Development Plan describing Licensee's intended development efforts relating to Products was submitted to WARF on April 14, 2014. Licensee shall diligently develop, manufacture, market and sell Products in the Licensed Field throughout the term of this Agreement. Such activities shall include, without limitation, those activities listed in the Development Plan. Licensee agrees that it shall take all commercially reasonable steps to meet the development program as set forth therein.

A.
Beginning in June 2014 and until the Date of First Commercial Sale, Licensee shall provide WARF with a semi-annual written Development Report summarizing Licensee's (and those of its sublicensee(s)') development activities since the last Development Report, and any necessary adjustments to the Development Plan, on the form shown in Appendix D of this Agreement. Licensee agrees to provide each Development Report to WARF on or before [***] from the end of each semi-annual period ending June 30 and December 31 for which a report is due, and shall set forth in each Development Report sufficient detail to enable WARF to ascertain Licensee's progress toward the requirements of the Development Plan. WARF reserves the right to audit Licensee's and its sublicensee(s)'s records relating to the development activities required hereunder. Such record keeping and audit procedures shall be subject to the procedures and restrictions set forth in Section 6 for auditing the financial records of Licensee.
B.
Licensee acknowledges that any failure by Licensee to make commercially reasonable efforts to develop, manufacture, market and sell Products, or to make timely submission to WARF of any Development Report, or the providing of any false information to WARF regarding

Licensee's development activities hereunder, shall be a material breach of the terms of this Agreement, subject to the right to cure under Section 7.

Section 4. Consideration.

A.
License Fee.

The parties acknowledge that Licensee paid the license fee of [***] due under the Asterias License Agreement within thirty (30) days of the Effective Date.

B.
Royalty.
(i)
In addition to the Section 4A license fee paid to WARF, Licensee (and its sublicensees) shall pay to WARF, as "earned royalties", a royalty calculated as a percentage of the Net Sales of Products in accordance with the terms of this Agreement. The royalty is deemed earned as[***]. The royalty rate shall remain fixed while this Agreement is in effect according to the following schedule:
(ii)
For Therapeutic Products the royalty is set at a rate of:
(a)
[***]; and
(b)
[***]; and
(c)
[***].
(iii)
For Related Therapeutic Products the royalty is set at a rate of:
(a)
[***]; and
(b)
[***]; and
(c)
[***].

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[***]

(iv)
For Research Products, the royalty is set at a rate of [***] of Net Sales. Upon termination of the last to expire Licensed Patent, the royalty under this Section 4B(iv) shall be reduced by [***], reflecting solely consideration for the licenses granted under WARF's interests in the Wisconsin Materials.
(v)
For Diagnostic Products, the royalty is set at a rate of [***] of Net Sales. Upon termination of the last to expire Licensed Patent, the royalty under this Section 4B(v) shall be reduced by [***], reflecting solely consideration for the licenses granted under WARF's interests in the Wisconsin Materials.
(vi)
If Licensee is required to make payments to a third party (who is not an Affiliate or Development Partner) for a license or similar right to such third party's patents, in the absence of which right or license Licensee could not legally make, use or sell Products, then the royalty payable under this Section 4B shall be reduced by [***] for each additional [***] of royalties payable to such third parties on that Product; provided, however, that the adjusted royalty rate to WARF will be no less than [***] of the applicable royalty rate payable to WARF under this Agreement for such Products.
(vii)
In the event that the sale, lease, or other transfer by Licensee of Products under this Agreement also requires payment to WARF of royalties under any other agreement between WARF and Licensee, the cumulative earned royalties owed to WARF for that Product under all such agreements shall not exceed the single highest royalty as set forth in those agreements. Licensee shall pay to WARF royalties under all such agreements individually and on a pro rata basis. (For example, if Licensee owes to WARF a [***] earned royalty under this Agreement and a [***] earned royalty under a separate agreement, the cumulative royalties owed to WARF shall be [***], but shall be paid proportionately under each agreement in payments of [***] under this Agreement and [***] on the other.)
(viii)
Given the particular Licensed Patents of this Agreement, rather than requiring Licensee to pay earned royalties under a Licensed Patent that is a pending patent application which has not issued as of the Effective Date ("Licensed Patent Application"), WARF is willing to permit Licensee to defer such amounts as follows [***].
C.
[***]
D.
Minimum Royalty.
(i)
Licensee shall pay to WARF a minimum royalty of [***] per calendar year or part thereof following the Restatement Date (including, for clarity, 2025) during which this Agreement is in effect against which any earned royalty paid for the same calendar year will be credited. The minimum royalty for a given year shall be due at the time payments are due for the calendar quarter ending on December 31. It is understood that the minimum royalties will apply on a calendar year basis, and that sales of Products requiring the payment of earned royalties made during a prior or subsequent calendar year shall have no effect on the annual minimum royalty due WARF for any other given calendar year. Upon termination of the last to expire Licensed Patent, the minimum royalty under this Section 4D shall be reduced by [***], reflecting solely consideration for the licenses granted under WARF's interests in the Wisconsin Materials.
(ii)
WARF acknowledges that the annual minimum royalties obligations under the BioTime Research License have been fully satisfied as of the Restatement Date, and that Licensee shall be hereinafter relieved of such annual minimum royalties under the BioTime Research License as of the Restatement Date.
E.
Patent Fees and Costs.

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The parties acknowledge that Licensee paid WARF [***] toward reimbursement of the costs associated with preparing, filing and maintaining the Licensed Patents.

F.
Milestones.

Licensee shall pay to WARF the amounts detailed below within [***] days of the first achievement of the corresponding milestones for each Product developed by Licensee (or by a sublicensee):

(i)
[***] upon first dosing of a human patient with a Product in a pivotal clinical trial designed to provide statistically significant safety and efficacy data to support the filing of a biologics license application or for registration of a Product with the FDA, EMA or similar regulatory bodies in a nation listed as one of the top [***] world pharmaceutical markets by IMS Health or a similar broadly recognized authority in pharmaceutical market analysis.
(ii)
[***] upon receipt of marketing authorization for a Product from the FDA, EMA or similar regulatory bodies in a nation listed as one of the top [***] world pharmaceutical markets by IMS Health or a similar broadly recognized authority in pharmaceutical market analysis. If a Product that is a Related Therapeutic Product meets the above milestones, then the payment amounts shall be reduced by [***] (i.e., Licensee shall pay WARF [***] under Section 4F(i) or (ii), respectively), reflecting solely consideration for the licenses granted under WARF's interests in the Wisconsin Materials. Notwithstanding the foregoing, in the event the indication that is the subject of the clinical trial set forth in Section 4F(i) or the marketing authorization set forth in 4F(ii) has been designated by the applicable regulatory authority as an orphan indication, the corresponding milestone payment set forth in Section 4F(i) or Section 4F(ii) shall be reduced by [***]; provided however that a second payment of [***] of the applicable milestone payment shall be due upon the first achievement of the corresponding milestone for that Product in a non-orphan indication.
G.
Accounting; Payments.
(i)
Amounts owing to WARF under Section 4B and 4C or 2C(d) of this Agreement shall be paid on a quarterly basis, with such amounts due and received by WARF on or before the forty-fifth (45th) day following the end of the calendar quarter ending on March 31, June 30, September 30 or December 31 in which such amounts were earned. [***].
(ii)
Except as otherwise directed, all amounts owing to WARF under this Agreement shall be paid in U.S. dollars. All royalties owing with respect to the Net Sales and other fees are stated in currencies other than U.S. dollars shall be converted at the rate shown in the Federal Reserve Noon Valuation - Value of Foreign Currencies on the day preceding the payment. WARF is exempt from paying income taxes under U.S. law. Therefore, all payments due under this Agreement shall be made without deduction for taxes, assessments, or other charges of any kind which may be imposed on WARF by any government outside of the United States or any political subdivision of such government with respect to any amounts payable to WARF pursuant to this Agreement. All such taxes, assessments, or other charges shall be assumed by Licensee or its sublicensees.
(iii)
A full accounting showing how any amounts owing to WARF under Section 4B have been calculated and shall be submitted to WARF on the date of each such payment. Such accounting shall be on a per-country and Product line, model or tradename basis and shall be summarized on the form shown in Appendix C of this Agreement. In the event no payment is owed to WARF, a statement setting forth that fact shall be supplied to WARF.

Section 5. Certain Warranties.

A.
WARF warrants that it has the right to grant the licenses granted to Licensee in this

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Agreement. Nothing in this Agreement shall, however, be construed as: (i) a warranty or representation by WARF or Licensee as to the validity or scope of any of the Licensed Patents; (ii) a warranty or representation that anything made, used, sold or transferred under the license granted in this Agreement will or will not infringe patents of third parties; (iii) an obligation to furnish any assistance, or any know-how not provided in the Licensed Patents or any materials or services other than those specified in this Agreement; or (iv) an obligation to file any patent application or secure or maintain any patent right.
B.
EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, WARF MAKES NO OTHER REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR THE NON-INFRINGEMENT OR USE OF ANY PRODUCT, OR WITH RESPECT TO THE USE, SALE OR OTHER DISPOSITION BY LICENSEE, ITS SUBLICENSEE(S), OR THEIR VENDEES OR OTHER TRANSFEREES, OF PRODUCTS INCORPORATING OR MADE BY USE OF THE INVENTIONS LICENSED, UNDER THIS AGREEMENT.
C.
TO THE MAXIMUM EXTENT PERMITTED BY LAWS IN NO EVENT SHALL WARF OR ITS TRUSTEES, DIRECTORS, OFFICERS AND EMPLOYEES (INCLUDING WITHOUT LIMITATION ANY INVENTORS OF THE LICENSED PATENTS) BE LIABLE FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.
D.
Licensee represents and warrants that Products produced under the license granted herein shall be manufactured substantially in the United States as required by 35 U.S.C 204 [for clarity, such requirement shall apply only to Products utilizing Licensed Patents or Wisconsin Materials whose development was funded at least in part by the Federal government] and applicable regulations of Chapter 37 of the Code of Federal Regulations.

Section 6. Recordkeeping.

A.
Licensee and its sublicensee(s) shall keep books and records sufficient to verify the accuracy and completeness of Licensee's and its sublicensee(s)'s accounting referred to above, including without limitation inventory, purchase and invoice records relating to any Products sold under this Agreement. In addition, Licensee shall keep books and records sufficient to verify the accuracy and completeness of Licensee's Development Reports. Such documentation may include, but is not limited to, invoices for studies, laboratory notebooks, internal job cost records, and filings made to the Internal Revenue Department to obtain tax credit, if available, for research and development. All such books and records shall be preserved for a period not less than [***] years after they are created during and after the term of this Agreement.
B.
Licensee and its sublicensee(s) shall take all steps reasonably necessary so that WARF may, within [***] days of its request, review Licensee's books and records to allow WARF to verify the accuracy of Licensee's Development Reports, the development and royalty reports of its sublicensee(s), and the payments made to WARF. Such review will be performed no more than annual and by an attorney or registered CPA and scientific expert designated by WARF at WARF'S expense upon reasonable notice and during regular business hours.
C.
If a royalty payment deficiency is determined, Licensee and its sublicensee(s), as applicable, shall pay the royalty deficiency outstanding within [***] days of receiving written notice thereof, plus interest on outstanding amounts as described in Section 4G(i). If a royalty payment deficiency for a calendar year exceeds the lesser of [***] of the royalties paid for that year or [***], then Licensee or its

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sublicensee(s) shall be responsible for paying WARF's out-of-pocket expenses incurred with respect to such review.

Section 7. Term and Termination.

A.
The term of this Agreement shall begin on the Effective Date and continue until

(i) with respect to the Licensed Patents, the expiration of the last to expire Licensed Patent, unless otherwise earlier terminated as provided herein and (ii) with respect to the Wisconsin Materials (per the attached Wisconsin Materials Addendum), until this Agreement is terminated by either party as provided herein.

B.
Licensee may terminate this Agreement at any time by giving at least [***] days written and unambiguous notice of such termination to WARF. WARF may terminate this Agreement if the payment of earned royalties under Section 4B, once begun, ceases for more than [***].
C.
WARF may terminate this Agreement prior to the Date of First Commercial Sale by giving Licensee at least [***] days written notice if Licensee and/or its Collaborators, Contract Service Providers and Development Partners fail to spend at least [***] per year to develop Products in [***] successive calendar years.
D.
If Licensee at any time (i) defaults in the timely payment of any monies due to WARF; or the timely submission to WARF of any report, or (ii) commits any breach of any other covenant herein contained, and Licensee fails to remedy any such breach or default within [***] days after written notice thereof by WARF, or if Licensee commits any act of bankruptcy, becomes insolvent, is unable to pay its debts as they become due, files a petition under any bankruptcy or insolvency act, or has any such petition filed against it which is not dismissed within [***] days, or if Licensee or a sublicensee offers any component of the Licensed Patents, Wisconsin Materials or Licensed Materials to its creditors, WARF may, at its option, terminate this Agreement by giving notice of' termination to Licensee,
E.
Upon termination of this Agreement, the licenses granted herein shall immediately terminate. In the event of termination under Section 7B or 7C, Licensee shall have [***] days to cease all activities involving the use of Licensed Materials, Wisconsin Materials and Derivative Materials for any purpose, and shall destroy all Licensed Materials, Wisconsin Materials and Derivative Materials in its possession. Licensee and its sublicensee(s) shall remain obligated to pay any outstanding amounts owed as of the date of termination and all such amounts shall be paid within forty-five (45) days of termination.
F.
For clarity, the obligations of Sections 5B, 5C, 11, 13, 14, 16, and 18 shall survive any termination of this Agreement.

Section 8. Assignability: Change of Control; Affiliates.

Licensee shall not assign or transfer this Agreement, nor any of the rights granted herein, without the prior written consent of WARF (which shall not be unreasonably withheld), except pursuant to a sale of all or substantially all of the assets relating to Products. Licensee shall notify WARF in writing at least [***] days in advance of any such assignment and, with respect to a transfer of this Agreement to any non-Affiliate, pay to WARF a fee of [***] to allow the transfer of the license granted herein to that non-Affiliate to whom control has been transferred, within [***] days after the occurrence of such event. For clarity, in no event shall a bona fide financing transaction, or series of bona fide financing transactions, of Licensee including one or more financial investors be deemed to be a sale of the assets of Licensee and no transfer fee under this Section 8 shall be due to WARF in such event.

In the event that an Affiliate who has previously agreed to sign on and be bound by the terms and obligations of this Agreement should subsequently cease to be an Affiliate of Asterias Biotherapeutics through dilution of Asterias' ownership to <50% through a series of bona fide financing transactions, such

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Affiliate's rights under this Agreement shall survive such Affiliate cessation date for a period of [***], during which WARF and such Affiliate shall negotiate a direct license agreement with terms substantially identical to those herein, except for: (i) division of the Annual Minimum Royalty due under Section 4D, which division shall be worked out between Asterias and such Affiliate and this Agreement will be amended to reflect such division, and (ii) any other changes as mutually agreed upon between such Affiliate and WARF. For clarity, no transfer fee under this Section 8, sublicense fee under Section 4C (except for any amounts that may remain outstanding under this Agreement), upfront license fee, or additional patent fee shall be due to WARF for the establishment of such a direct license agreement with such Affiliate assuming such foregoing amounts have been satisfied under this Agreement and no additional intellectual property or proprietary rights have been added to such to-be negotiated license agreement,

Section 9. Contest of Validity.

A.
Licensee and its sublicensee(s) must provide WARF at least [***] months prior written notice before filing any action that contests the validity of any Licensed Patent during the term of this Agreement.
B.
If Licensee or its sublicensee(s) files any action contesting the validity of any Licensed Patent, the filing party shall pay [***]. Moreover, should the outcome of such contest determine that any claim of a Licensed Patent challenged by the filing party is valid and would be infringed by a Product sold by the filing party if not for the license granted by this Agreement [***].
C.
If Licensee or its sublicensee(s) contests the validity of any Licensed Patent during the term of this Agreement, Licensee shall pay (and shall require its sublicensee(s) to agree to pay) to WARF all royalties due under the Agreement during the period of challenge. For the sake of clarity, Licensee or the sublicensee shall not pay such amounts into any escrow or other account, but directly to WARF.

Section 10. Enforcement.

WARF intends to protect the Licensed Patents against infringers, or otherwise act to eliminate infringement when, in WARF's sole judgment and discretion, such action may be reasonably necessary, proper and justified. In the event that Licensee or its sublicensee believes there is infringement of any Licensed Patents, Licensee shall provide WARF with notification and reasonable evidence of such infringement. If WARF takes action to remedy the infringement, Licensee or such sublicensee agrees to provide reasonable assistance to WARF as requested by WARF and at WARF's expense.

Section 11. Indemnification and Insurance.

A.
Licensee and its sublicensee(s) shall, at all times during the term of this Agreement and thereafter, indemnify, defend and hold WARF, WiCell, the Morgridge Institute for Research and the University of Wisconsin (the "University"), and their respective trustees, directors, officers, shareholders and employees (including without limitation any inventors of the Licensed Patents) (each, an "Indemnitee") harmless against all liabilities, demands, damages, settlements, suits, claims, proceedings, costs and expenses, including legal expenses and reasonable attorneys fees, arising out of or relating to the death of or injury to any person or persons or any damage to property, due to the sale, marketing, use, or manufacture of Products, Licensed Materials, Wisconsin Materials, or any Derivative Materials or Developments by Licensee and all sublicensees hereunder. WARF at all times reserves the right to select and retain counsel of its own to defend WARF's interests in any such proceeding.
B.
Licensee warrants that it now maintains and will continue to maintain liability insurance coverage reasonably appropriate to the risk involved in use, sale, marketing, and manufacture of Products, the Licensed Materials, Wisconsin Materials, and any Derivative Materials, or the performance of services, under this Agreement, and that such insurance coverage is sufficient to cover WARF and the

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inventors of the Licensed Patents, the Wisconsin Materials and Licensed Materials as additional insureds. Upon WARF's request, Licensee will present evidence to WARF that such coverage is being maintained.

Section 12. Use of Names.

Neither party shall use the other's name, and Licensee and its sublicensee(s) shall not use the name of any inventor of the Licensed Patents, or the name of WARF, WiCell Research Institute, or the University, in any form of publicity without the prior written approval of the entity or person whose name is being used, except where a disclosure is required by any applicable law or the rules of any securities exchange. Notwithstanding the foregoing, WARF shall have the right to disclose to existing and potential licensees the fact that WARF has entered into this Agreement with Licensee.

Section 13. Confidentiality.

A.
Both parties agree to keep any information identified as confidential by the disclosing party, confidential using methods at least as stringent as each party uses to protect its own confidential information. Confidential information shall include, without limitation, this Agreement and its terms, as well as any information provided to WARF under Section 3. Except as may be authorized in advance in writing by WARF, Licensee shall only grant access to WARF's confidential information to its sublicensee(s) and those employees of Licensee and its sublicensee(s) involved in research relating to the Licensed Patents. Licensee shall require its sublicensee(s) and all such employees to be bound by terms of confidentiality no less restrictive than those set forth in this Section 13. The confidentiality and use obligations set forth above apply to all or any part of information disclosed hereunder except to the extent that:
(i)
the receiving party can show by written record that they possessed the information prior to its receipt from the disclosing party;
(ii)
the information was already available to the public or became so through no fault of the receiving party;
(iii)
the information is subsequently disclosed to the receiving party by a third party that has the right to disclose it free of any obligations of confidentiality; or
(iv)
five (5) years have elapsed from the expiration or termination of this Agreement.
B.
Nothing contained in this Section 13 shall be construed to limit or preclude WARF from negotiating or entering into any agreements with third parties under terms and conditions similar to that set forth in this Agreement.

Section 14. United States Government Interests.

It is understood that if the United States Government (through any of its agencies or otherwise) has funded research, during the course of or under which any of the inventions of the Licensed Patents were conceived or made, the United States Government is entitled, as a right, under the provisions of 35 U.S.C. 200-212 and applicable regulations of Chapter 37 of the Code of Federal Regulations, to a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced the inventions of the Licensed Patents for governmental purposes. Any license granted to Licensee or any of its sublicensees under this Agreement shall be subject to such right.

Section 15. Patent Marking.

Licensee and its sublicensee(s) shall mark all service agreements, Products or product packaging

WARF No. 26-00232

with the appropriate patent number reference in compliance with the requirements of the laws of the United States of America, including specifically, 35 U.S.C. 287.

Section 16. Miscellaneous.

A.
This Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Wisconsin, without reference to its conflicts of laws principles.
B.
The parties hereto are independent contractors and not joint venturers or partners.
C.
If Licensee also has surviving obligations under the BioTime Research License, if any, the terms and obligations of this Agreement shall control.
D.
If the enforcement of any provisions of this Agreement are or shall come into conflict with the laws or regulations of any jurisdiction or any governmental entity having jurisdiction over the parties or this Agreement, those provisions shall be deemed automatically deleted, if such deletion is allowed by relevant law, and the remaining terms and conditions of this Agreement shall remain in full force and effect. If such a deletion is not so allowed or if such a deletion leaves terms thereby made clearly illogical or inappropriate in effect, the parties agree to substitute new terms as similar in effect to the present terms of this Agreement as may be allowed under the applicable laws and regulations.
E.
WARF and Licensee have each been represented by counsel who participated in the preparation of this Agreement. This Agreement reflects a negotiated compromise between the parties. Neither party shall be considered to be the drafter of this Agreement or any of its provisions for the purpose of any statute, case law or rule of interpretation or construction that would or might cause any provision to be construed against the drafter of this Agreement. The Section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.
F.
This Agreement is not intended to be for the benefit of and shall not be enforceable by any third party. Nothing in this Agreement, express or implied, is intended to or shall confer on any third party any rights (including third-party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement. This Agreement shall not provide third parties with any remedy, claim, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement. No third party shall have any right, independent of any right that exists irrespective of this Agreement, to bring any suit at law or equity for any matter governed by or subject to the provisions of this Agreement.
G.
Licensee acknowledges and agrees that damages may not be an adequate remedy in the event of a breach of this Agreement by Licensee. Licensee therefore agrees that WARF shall be entitled to seek immediate and permanent injunctive relief from a court of competent jurisdiction in addition to any other rights or remedies otherwise available to WARF.
H.
Waiver by either party of a single breach or default, or a succession of breaches or defaults, shall not deprive such party of any right to terminate this Agreement in the event of any subsequent breach or default.

Section 17. Notices.

Any notice required to be given pursuant to the provisions of this Agreement shall be in writing and shall be deemed to have been given at the earlier of the time when actually received as a consequence of any effective method of delivery, including but not limited to hand delivery, e-mail transmission, or delivery by a professional courier service or the time when sent by certified or registered mail addressed to the party for whom intended at the address below or at such changed address as the party shall have specified by written

WARF No. 26-00232

notice, provided that any notice of change of address shall be effective only upon actual receipt, and shall be deemed delivered: a) upon personal delivery to the party to be notified; (b) on the date such notice is received from any reputable courier service that provides tracking and written verification of delivery; or (c) on the date on which such notice is delivered by email, with confirmation that such email has been received and read, as follows.

(a)
For WARF:

Wisconsin Alumni Research Foundation Attn: Contract Manager

614 Walnut Street

Madison, Wisconsin 53726 Email: contracts@warf.org

(b)
For Licensee:

LINEAGE CELL THERAPEUTICS, INC.

2173 Salk Avenue, Suite 200 Carlsbad, CA 92008 USA Attention: Legal Department Email: legal@lineagecell.com

Section 18. Integration.

This Agreement together with the Wisconsin Materials Addendum, attached hereto, constitutes the full understanding between the parties with reference to the subject matter hereof, and no statements or agreements by or between the parties, whether orally or in writing, except as provided for elsewhere in this Section 18, made prior to or at the signing hereof, shall vary or modify the written terms of this Agreement. Neither party shall claim any amendment, modification, or release from any provisions of this Agreement by mutual agreement, acknowledgment, or otherwise, unless such mutual agreement is in writing, signed by both parties, and specifically states that it is an amendment to this Agreement.

Section 19. Authority.

The persons signing on behalf of WARF and Licensee hereby warrant and represent that they have authority to execute this Agreement on behalf of the party for whom they have signed. The parties acknowledge that Asterias is not required to be a party to this Agreement as a result of the Acquisition.

Section 20. Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument. This Agreement may be executed by DocuSign® or by email exchange of a portable document format ("PDF") data file, where such signature shall be valid and binding with the same force and effect as if such DocuSign® file or PDF file were an original thereof.

WARF No. 26-00232

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the dates indicated below.

WISCONSIN ALUMNI RESEARCH FOUNDATION ("WARF")

By: /s/ Michael Falk

Michael Falk, Chief IP and Licensing Officer Date: March 3, 2026

LINEAGE CELL THERAPEUTICS, INC. ("LINEAGE")

By: /s/ Jill A. Howe

Jill A. Howe, Chief Financial Officer Date: March 3, 2026

WARF No. 26-00232

APPENDIX A

A.
"Affiliate" and "Affiliates" mean any entity controlled by Lineage. As used herein, "control" shall refer to and mean ownership of greater than fifty percent (>50%) or more of the outstanding voting equity of an entity.
B.
"Collaborator" means an academic, non-profit research institution with which Licensee enters into a written agreement pursuant to and solely to the extent permitted by Section 2C for a collaborative project or projects for the further research on and/or development of the Licensed Materials, Wisconsin Materials, Derivative Materials and/or Products in support of Licensee's development or commercialization of one or more Products.
C.
"Contract Service Provider" means a third party with which Licensee enters into a written agreement pursuant to and solely to the extent permitted by Section 2C för the provision of specific services in support of Licensee's development or commercialization of one or more Products on behalf of Licensee or its Collaborator.
D.
"Date of First Commercial Sale" means the date when cumulative sales to the retail market of Therapeutic Products exceed [***].
E.
"Derivative Materials" means any compositions or materials derived by Licensee or its sublicensee(s) from the use of the Wisconsin Materials, or produced by the use of the Wisconsin Materials by Licensee or its sublicensee(s), or which incorporate wholly or partially the Wisconsin Materials, including without limitation, fully or partially differentiated cells or cell lines derived from the Wisconsin Materials by Licensee or its sublicensee(s).
F.
"Development" and "Developments" means (i) Derivative Materials; (ii) any inventions, discoveries or developments, whether patentable, that are conceived of, reduced to practice, discovered, tested or developed through the use of the inventions of the Licensed Patents, Wisconsin Materials or Derivative Materials by Licensee or its sublicensee(s); and (iii) any compositions, products or other materials of Licensee or its sublicensee(s) in which the Wisconsin Materials or Derivative Materials were used in any way in their discovery or testing.
G.
"Development Partner" means a third party with which Licensee enters into a written agreement pursuant to and solely to the extent permitted by Section 2C for the further development and/or commercialization of Products initially substantially developed by Licensee.
H.
"Development Report" means the written report provided under Section 3 describing each Development and Product to be patented or commercialized by Licensee or a sublicensee.
I.
"Diagnostic Products" means products or services that (i) are used in the diagnosis, prognosis, screening or detection of disease in humans, and (ii) (a) employ, or are in any way produced or manufactured by the practice or use of the inventions of the Licensed Patents Derivative Materials or Wisconsin Materials, and/or (b) would otherwise constitute infringement of any claims of the Licensed Patents.
J.
"Internal Research" means research conducted internally by Licensee at Licensee's facilities.
K.
"Licensed Field" is limited to the field of Products.
L.
"Licensed Materials" means primate (including human) embryonic stem cells covered by the Licensed Patents and which meet the following conditions:

WARF No. 26-00232

(i)
For embryonic stem cells created prior to April 26, 2005, the embryonic stem cell must be either: (1) listed on the NIH Human Embryonic Stem Cell Registry at http://escr.nih.gov; or (2) derived from excess embryos created for the purpose of in vitro fertilization with appropriate consent of the donor couple and not for the purpose of creating embryonic stem cells; or (3) derived from embryos created specifically for research purposes either by in vitro fertilization or by somatic cell nuclear transfer, for which the following additional conditions apply: (a) the embryo may not have been maintained in vitro for more than 14 days; (b) the gamete donor(s) and somatic cell donor (if any) made the donation without payment beyond reimbursement for reasonable expenses associated with donation; (c) in the case of egg donation, the donor was fully informed of the risks to herself; (d) the gamete donor(s) and somatic cell donor (if any) were fully informed of the purposes to which their donated materials would be put; (e) the research could not be done equally well using surplus IVF embryos originally created for reproductive purposes; (f) the research protocol, including gamete collection, somatic cell collection, embryo management and stem cell derivation is approved by an appropriate Institutional Review Board: and (g) protections are in place to prevent misappropriation of embryos created specifically for research.
(ii)
For embryonic stem cells created from embryos created after April 26, 2005, the embryonic stem cells must be derived from embryos and under conditions in compliance with the "Guidelines for Human Embryonic Stem Cell Research" established by the National Research Council Institute of Medicine of the National Academies (the "NAS Guidelines").
(iii)
For embryonic stem cells created after April 26, 2005 from embryos generated prior to April

26, 2005, and which do not meet the NAS Guidelines, the embryonic stem cells must meet one of the conditions set forth in paragraph (i) above and be created using protocols substantially in compliance with the requirements of the NAS Guidelines.

M.
"Licensed Patents" means those patents and patent applications listed on Appendix B attached hereto and all foreign equivalents owned by or licensed to WARF.
N.
"Licensed Territory" means worldwide.
O.
"Net Sales" [***]
P.
"Non-Commercial Research Purposes" means the use for internal academic research purposes or other internal not-for-profit or scholarly purposes not involving the use of the technology: (l) to perform services for a fee; or (2) for the production or manufacture of products for sale to third parties.
Q.
"Products" means any Research Products, Diagnostic Products, Therapeutic Products, and Related Therapeutic Products.
R.
"Related Therapeutic Product" means products or services that (i) are used in the treatment of disease in humans, and (ii) are in any way produced or manufactured using, and/or incorporate any Wisconsin Material or Derivative Material, but do not employ the practice or otherwise constitute infringement of any [***] of the Licensed Patents.
S.
"Research Products" means products or services that (i) are used as research tools, including in drug discovery and development, and (ii) (a) employ, or are in any way produced or manufactured by, the practice or use of the inventions of the Licensed Patents, Derivative Materials or the Wisconsin Materials, and/or

(b) would otherwise constitute infringement of any claims of the Licensed Patents.

T.
"Therapeutic Products" means products or services that (i) are used in the treatment of disease in humans, and (ii) (a) employ, or are in any way produced or manufactured by, the practice or use of a [***] of the Licensed Patents, and/or (b) would but for this Agreement otherwise constitute infringement of any

WARF No. 26-00232

[***] of the Licensed Patents.
U.
[***]
V.
"Wisconsin Materials" is defined in the attached Wisconsin Materials Addendum.
W.
"Effective Date" means October 7, 2013.

WARF No. 26-00232

APPENDIX B LICENSED PATENTS

REFERENCE NUMBER COUNTRY APPLICATION SERIAL NUMBER FILING DATE PATENT NUMBER

METHOD OF IN VITRO DIFFERENTIATION OF TRANSPLANTABLE NEURAL PRECURSOR CELLS FROM PRIMATE EMBRYONIC STEM CELLS

Su-Chun Zhang, James Thomson, Ian Duncan

P01258US	UNITED STATES	09/970382	10/3/2001	6887706
P04277US	UNITED STATES	10/928805	8/27/2004	7588937
P07050US	UNITED STATES	11/594455	11/8/2006	7972850
P07050US02	UNITED STATES	13/068285	5/6/2011	9080151
P07445US	UNITED STATES	11/932582	10/31/2007	8153424
P07445US02	UNITED STATES	13/406206	2/27/2012	8597945
P04277WO	W.I.P.O. (IS PCT)	PCT/US2004/027841	8/27/2004
P04277EP	EUROPEAN PATENT OFFICE	04782339.8	8/27/2004
P04277AU	AUSTRALIA	2004269361	8/27/2004	2004269361
P04277CA	CANADA	2536588	8/27/2004	2536588
P04277GB	GREAT BRITAIN	0605851.5	8/27/2004	GB2421029
P04277IL	ISRAEL	173832	8/27/2004	173832
P09335IL	ISRAEL	198450	8/27/2004	198450
P04277JP	JAPAN	2006-524872	8/27/2004
P04277JP02	JAPAN	2010-17013	8/27/2004	5529561
P04277KR	KOREA (REPUBLIC OF)	10-2006-7004226	8/27/2004
P09178KR	KOREA (REPUBLIC OF)	10-2008-7028900	8/27/2004
P04277SG	SINGAPORE	200601263-7	8/27/2004	119929

METHOD OF FORMING MESENCHYMAL STEM CELLS FROM EMBRYONIC STEM CELLS

John Wesley Pike, Nirupama Pike

P04247US	UNITED STATES	11/123794	5/6/2005	7592176
P04247WO	W.I.P.O. (IS PCT)	PCT/US2005/016137	5/6/2005
P04247EP	EUROPEAN PATENT OFFICE	05748314.1	5/6/2005
P04247AU	AUSTRALIA	2005243158	5/6/2005	2005243158
P04247CA	CANADA	2563872	5/6/2005	2563872
P04247GB	GREAT BRITAIN	0621960.4	5/6/2005	GB2428044
P04247IL	ISRAEL	178662	5/6/2005	178662
P04247JP	JAPAN	2007-511701	5/6/2005	5138367
P04247KR	KOREA (REPUBLIC OF)	10-2006-7024376	5/6/2005
P04247SG	SINGAPORE	200607388-6	5/6/2005

DIFFERENTIATION OF STEM CELLS TO ENDODERM AND PANCREATIC LINEAGE

Jon Odorico, Brenda Kahan, Nathan Treff

P04361US	UNITED STATES	11/094902	3/31/2005	7585672
P04361WO	W.I.P.O. (IS PCT)	PCT/US2005/010766	3/31/2005
P04361EP	EUROPEAN PATENT OFFICE	05731036.9	3/31/2005
P04361AU	AUSTRALIA	2005230832	3/31/2005	2005230832

WARF No. 26-00232

P04361CA	CANADA	2555571	3/31/2005	2555571
P04361GB	GREAT BRITAIN	0621363.1	3/31/2005	GB2427874
P04361IL	ISRAEL	177599	3/31/2005	177599
P04361JP	JAPAN	2007-506520	3/31/2005	4491014
P04361JP02	JAPAN	2009-255156	3/31/2005	5244765
P04361KR	KOREA (REPUBLIC OF)	10-2006-7020019	3/31/2005
P04361SG	SINGAPORE	200606332-5	3/31/2005	125639
	METHOD OF FORMING DENDRITIC CELLS FROM EMBRYONIC STEM CELLS
	Igor Slukvin, James Thomson, Maksym Vodyanyk, Maryna Gumenyuk
P04434US	UNITED STATES	11/443608	5/31/2006	7811821
P04434US02	UNITED STATES	12/876830	9/7/2010	8133732
P04434US03	UNITED STATES	13/364074	2/1/2012	8435785
P04434US04	UNITED STATES	13/859228	4/9/2012	8785189
P04434WO	W.I.P.O. (IS PCT)	PCT/US2006/021054	5/31/2006
P04434EP	EUROPEAN PATENT OFFICE	06771688.6	5/31/2006
P04434AU	AUSTRALIA	2006252576	5/31/2006	2006252576
P04434CA	CANADA	2610243	5/31/2006	2610243
P04434GB	GREAT BRITAIN	0723152.5	5/31/2006	2440494
P04434IL	ISRAEL	187628	5/31/2006	187628
P04434JP	JAPAN	2008-514797	5/31/2006
P04434KR	KOREA (REPUBLIC OF)	10-2007-7030573	5/31/2006
P04434SG	SINGAPORE	200718257-9	5/31/2006	137991
P04434SE	SWEDEN	0702695-8	5/31/2006	0702695.8
	DIFFERENTIATION OF PLURIPOTENT EMBRYONIC STEM CELLS
		James Thomson, Thomas Zwaka
P05101US	UNITED STATES	11/395657	3/31/2006	8012751
	DEFINED SURFACES OF SELF-ASSEMBLED MONOLAYERS AND STEM CELLS
	Laura Kiessling, James Thomson, Ratmir Derda, Brendan Orner
P05364US	UNITED STATES	11/504573	8/15/2006	8062890
P05364US02	UNITED STATES	13/291555	11/8/2011	8642337

DIRECT DIFFERENTIATION OF STEM CELLS TO ENDODERM AND PANCREATIC LINEAGE

Jon Odorico, Xiaofang Xu

P06310US	UNITED STATES	11/799659	5/2/2007
P06310US02	UNITED STATES	12/825281	6/28/2010	8247229
P06310WO	W.I.P.O. (IS PCT)	PCT/US2007/010662	5/2/2007
P06310EP	EUROPEAN PATENT OFFICE	07776639.2	5/2/2007
P06310AU	AUSTRALIA	2007248609	5/2/2007	2007248609
P06310CA	CANADA	2650561	5/2/2007	2650561

WARF No. 26-00232

P06310GB	GREAT BRITAIN	0821641.8	5/2/2007	2452186
P06310IL	ISRAEL	194828	5/2/2007	194828
P06310JP	JAPAN	2009-509692	5/2/2007	5288209
P06310SG	SINGAPORE	200807930-3	5/2/2007	147186
P06310SE	SWEDEN	0850111-6	5/2/2007	0850111-6

GENE RECOMBINATION EXCHANGE SYSTEM FOR STABLE GENE MODIFICATION IN HUMAN ES CELLS

Su-Chun Zhang, Zhong-wei Du

P07393US UNITED STATES 12/322809 2/6/2009 7947501

PRIMATE EMBRYONIC STEM CELLS

James Thomson

P02115US	UNITED STATES	09/982637	10/18/2001	7029913
P02115US02	UNITED STATES	95/000154	7/17/2006	7029913
P02348US	UNITED STATES	10/430496	5/6/2003
P05205US	UNITED STATES	11/033335	1/11/2005
P05206US	UNITED STATES	11/036245	1/14/2005	7582479
P08333US	UNITED STATES	12/047135	3/12/2008	7781216
P08333US02	UNITED STATES	12/822004	6/23/2010	8273569
P08333US03	UNITED STATES	13/595587	8/27/2012
P08333US04	UNITED STATES	14/281341	5/19/2014
P96014US	UNITED STATES	08/591246	1/18/1996	5843780
P96014US02	UNITED STATES	90/008102	7/17/2006	5843780
P98222US	UNITED STATES	09/106390	6/26/1998	6200806
P98222US02	UNITED STATES	90/008139	7/17/2006	6200806
P96014WO	W.I.P.O. (IS PCT)	PCT/US1996/000596	1/19/1996
P06228EP	EUROPEAN PATENT OFFICE	05024871.5	1/19/1996
P96014EP	EUROPEAN PATENT OFFICE	96903521.1	1/19/1996
P96014CA	CANADA	2190528	1/19/1996	2190528

SERUM FREE CULTIVATION OF PRIMATE EMBRYONIC STEM CELLS

James Thomson

P99275US	UNITED STATES	09/522030	3/9/2000	7005252
P03122US	UNITED STATES	10/430497	5/6/2003	7217569
P05215US	UNITED STATES	10/952096	9/28/2004
P06075US	UNITED STATES	11/257704	10/25/2005
W05000US	UNITED STATES		9/28/2004
W05003US	UNITED STATES	11/076647	3/10/2005
W05007US	UNITED STATES	11/078737	3/11/2005	7439064
W09001US	UNITED STATES	12/240640	9/29/2008
W09003US02	UNITED STATES	13/398933	2/17/2012
P99275WO	W.I.P.O. (IS PCT)	PCT/US2001/006912	3/2/2001
W05007WO	W.I.P.O. (IS PCT)	PCT/US2005/034510	9/27/2005
P99275EP	EUROPEAN PATENT OFFICE	01913296.8	3/2/2001	1261691
W05007EP	EUROPEAN PATENT OFFICE	05801117.2	9/27/2005	1799811
P07322AU	AUSTRALIA	2007200575	3/2/2001	2007200575
P99275AU	AUSTRALIA	2001241973	3/2/2001	2001241973

WARF No. 26-00232

W05007AU	AUSTRALIA	2005289597	9/27/2005	2005289597
W05007BE01	BELGIUM	05801117.2	9/27/2005	1799811
P99275BR	BRAZIL	PI0108507-7	3/2/2001
P99275BR02	BRAZIL	PI01173782	3/2/2001
P99275CA	CANADA	2402299	3/2/2001	2402299
W05007CA	CANADA	2582566	9/27/2005	2582566
P99275CN	CHINA	01806235.0	3/2/2001	ZL01806235.0
W05007CN	CHINA	200580032533.7	9/27/2005	ZL200580032533.7
P99275FR01	FRANCE	01913296.8	3/2/2001	1261691
W05007FR01	FRANCE	05801117.2	9/27/2005	1799811
P99275DE01	GERMANY	01913296.8	3/2/2001	60148202.6
W05007DE01	GERMANY	05801117.2	9/27/2005	602005056723.2
P99275GB01	GREAT BRITAIN	01913296.8	3/2/2001	1261691
W05007GB	GREAT BRITAIN	0707395.0	9/27/2005	GB2433943
W05007GB02	GREAT BRITAIN	05801117.2	9/27/2005	1799811
P99275HK	HONG KONG	03106031.5	3/2/2001	HK1053616
P99275IS	ICELAND	6515/2002	3/2/2001
P99275IN	INDIA	IN/PCT/2002/01134	3/2/2001	198604
P99275IL	ISRAEL	151270	3/2/2001	151270
W05007IL	ISRAEL	182143	9/27/2005	182143
W05007IT01	ITALY	05801117.2	9/27/2005	502020000057604
P99275JP	JAPAN	2001-565854	3/2/2001	5717311
P99275JP02	JAPAN	2011-164419	3/2/2001	5839666
W05007JP	JAPAN	2007-534698	9/27/2005
W05007JP02	JAPAN	2012-64507	9/27/2005	6216997
W05007JP03	JAPAN	2016-186252	9/27/2005	6314193
W05007JP04	JAPAN	2017-081516	9/27/2005	6446496
P99275KR	KOREA (REPUBLIC OF)	10-2002-7011681	3/2/2001	0795760
W05007KR	KOREA (REPUBLIC OF)	10-2007-7009550	9/27/2005	1437927
P99275MX	MEXICO	PA/a/2002/008698	3/2/2001	289987
P99275MX02	MEXICO	MX/a/2011/009316	3/2/2001	305312
W05007NL01	NETHERLANDS	05801117.2	9/27/2005	1799811
P99275NZ	NEW ZEALAND	520701	3/2/2001	520701
P99275NO	NORWAY	200424200	3/2/2001	335780
P99275SG	SINGAPORE	200204677-9	3/2/2001	9095
W05007SG	SINGAPORE	200702311-2	9/27/2005	130898
W05007ES01	SPAIN	05801117.2	9/27/2005	05801117.2
P99275SE01	SWEDEN	01913296.8	3/2/2001	1261691
W05007SE01	SWEDEN	05801117.2	9/27/2005	1799811
W05007CH01	SWITZERLAND	05801117.2	9/27/2005	1799811

METHOD OF MAKING EMBRYOID BODIES FROM PRIMATE EMBRYONIC STEM CELLS

James Thomson, Vivienne Marshall, Jennifer Swiergiel

WARF No. 26-00232

P99276US	UNITED STATES	09/510444	2/21/2000	6602711
P03410US	UNITED STATES	10/632399	5/6/2003	7220584
P99276WO	W.I.P.O. (IS PCT)	PCT/US2001/005252	2/20/2001
P99276EP	EUROPEAN PATENT OFFICE	01910936.2	2/20/2001
P07100AU	AUSTRALIA	2006203588	2/20/2001
P99276AU	AUSTRALIA	2001238491	2/20/2001	2001238491
P99276BR	BRAZIL	PI0108436.4	2/20/2001	PI01084364
P99276CA	CANADA	2400158	2/20/2001	2400158
P99276CN	CHINA	01805291.6	2/20/2001
P99276HK	HONG KONG	03105100.3	2/20/2001
P99276IS	ICELAND	6514/2002	2/20/2001
P99276IN	INDIA	IN/PCT/2002/01133	2/20/2001	213788
P99276IL	ISRAEL	151176	2/20/2001	151176
P99276IL02	ISRAEL	208748	2/20/2001	208748
P99276JP	JAPAN	2001-562673	2/20/2001	5339661
P99276KR	KOREA (REPUBLIC OF)	10-2002-7010830	2/20/2001	0812856
P99276MX	MEXICO	PA/a/2002/008054	2/20/2001	271047
P99276NZ	NEW ZEALAND	520700	2/20/2001	520700
P99276NO	NORWAY	20023949	2/20/2001
P99276SG	SINGAPORE	200204676-1	2/20/2001	90904

FEEDER INDEPENDENT EXTENDED CULTURE OF EMBRYONIC STEM CELLS

James Thomson, Ren-He Xu

W04001PV	UNITED STATES	60/573545	5/21/2004
W04001US	UNITED STATES	11/134564	5/20/2005	7514260
W09002US	UNITED STATES	12/240657	9/29/2008
W04001WO	W.I.P.O. (IS PCT)	PCT/US2005/017931	5/20/2005
W04001EP	EUROPEAN PATENT OFFICE	05754462.9	5/20/2005	1749091
W04001AU	AUSTRALIA	2005245965	5/20/2005	2005245965
W04001CA	CANADA	2566177	5/20/2005	2566177
W04001CN	CHINA	200580016446.2	5/20/2005	200580016446.2
W04001CN02	CHINA	201811033235.5	5/20/2005	109136173
W04001FR01	FRANCE	05754462.9	5/20/2005	1749091
W04001DE01	GERMANY	05754462.9	5/20/2005	602005040650.6
W04001GB	GREAT BRITAIN	GB0623883.6	5/20/2005	2429211
W04001GB02	GREAT BRITAIN	05754462.9	5/20/2005	1749091
W04001IS	ICELAND	8570/2006	5/20/2005
W04001IN	INDIA	3808/KOLNP/2006	5/20/2005
W04001IL	ISRAEL	179022	5/20/2005	179022
W04001JP	JAPAN	2007-527514	5/20/2005	5128946
W04001JP02	JAPAN	2012-160349	5/20/2005
W04001KR	KOREA (REPUBLIC OF)	10-2006-7026488	5/20/2005
W04001NZ	NEW ZEALAND	551176	5/20/2005

WARF No. 26-00232

W04001SG	SINGAPORE	200608063-4	5/20/2005	127493
W04001SE	SWEDEN
W04001SE02	SWEDEN	05754462.9	5/20/2005	1749091

WARF No. 26-00232

APPENDIX C

WARF ROYALTY REPORT

Licensee: Agreement No:

Inventor: WARF Ref. No.:

Period Coming From: Through:

Prepared By: Date:

Approved By: Date:

If license covers several major Product lines, please prepare a separate report for each line, and combine all Product lines into a summary report.

Report Type: Single Product Line Report:

Multiproduct Summary Report: Page 1 of Pages

Product Line Detail. Line: Tradename: Page:

Report Currency:

Country	Gross Sales	* Less: Allowances	Net Sales	Royalty Rate	Period Royalty Amount
					This Year	Last Year
U.S.A.
Canada
Europe:

Japan
Other:

WARF No. 26-00232

TOTAL:

Total Royalty: Conversion Rate: Royalty in U.S. Dollars: $

The following royalty forecast is non-binding and for WARF's internal planning purposes only: Royalty Forecast Under This Agreement: Next Quarter:

* On a separate page, please indicate the reasons for returns or other adjustments if significant. Also note any unusual occurrences that affected royalty amounts during this period.

To assist WARF's forecasting, please comment on any significant expected trends in sales volume.

WARF No. 26-00232

APPENDIX D DEVELOPMENT REPORT

Date development plan initiated and time period covered by this report.

B.
Development Report (4-8 paragraphs).

1.
Activities completed since last report including the object and parameters of the development, when initiated, when completed and the results.

2.
Activities currently under investigation, i.e., ongoing activities including object and parameters of such activities, when initiated, and projected date of completion.

C.
Future Development Activities (4-8 paragraphs).
1.
Activities to be undertaken before next report including, but not limited to, the type and object of any studies conducted and their projected starting and completion dates.

2.
Estimated total development time remaining before a Product will be commercialized.

D. Changes to initial development plan (2-4 paragraphs).

l . Reasons for change.

2. Variables that may cause additional changes.

E.
Items to be provided if applicable:

l. Information relating to Product that has become publicly available, e.g., published articles, competing products, patents, etc.

2.
Development work being performed by third parties other than Licensee to include name of third party, reasons for use of third party, planned future uses of third parties including reasons why and type of work.
3.
Update of competitive information trends in industry, government compliance (if applicable) and market plan.

PLEASE SEND DEVELOPMENT REPORTS TO:

Wisconsin Alumni Research Foundation Attn.: Contract Manager

614 Walnut Street

Madison, WI 53726

WARF No. 26-00232

WARF. Agreement No. 13-00300A

WISCONSIN MATERIALS ADDENDUM

This Addendum is made effective October 7, 2013, by and between Wisconsin Alumni Research Foundation ("WARF"), a nonprofit Wisconsin corporation, and Lineage Cell Therapeutics, Inc. ("Licensee"), a corporation organized and existing under the laws of California.

WHEREAS, WARF and Licensee have entered into Amended and Restated Non-Exclusive License Agreement No, 13-00300, effective October 7 , 2013 (the "License Agreement"), granting Licensee all rights and obligations to the Licensed Patents, Licensed Materials and Wisconsin Materials existing under the License Agreement, including Merged Rights as defined by the License Agreement, to make, use and receive Licensed Materials in accordance with the Agreement;

WHEREAS, WARF also holds certain rights in human embryonic stem cell lines developed by James A. Thomson of the University of Wisconsin — Madison, working either alone or with other researchers at the University (the "Wisconsin Materials" as defined below); and

WHEREAS, Licensee desires to obtain from WARF rights to utilize the Wisconsin Materials in accordance with the License Agreement and the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein, the parties further agree as follows:

1.
Except as otherwise provided in this Addendum, all terms and conditions previously set forth in the License Agreement shall remain in effect as set forth therein. In the event that this Addendum and the License Agreement are inconsistent with respect to any terms and conditions pertaining to the Wisconsin Materials, the terms and provisions of this Addendum shall supersede the terms and provisions of the License Agreement.
2.
"Wisconsin Materials" shall mean the H1, H7, H9, H13 and H14 embryonic stem cell lines provided to Licensee by WARF, Geron or a third party authorized by WARF, including any progeny, unmodified derivatives, genetically modified embryonic stem cells or clones of those cells or cell lines. Upon request of Licensee, WARF or WiCell shall provide Licensee within thirty (30) days of such request, without additional charge, two aliquots each of the following embryonic stem cell lines: H1, H9, H7, H13 and H14.
3.
As used in the License Agreement, "Licensed Materials" shall further include the Wisconsin Materials; provided, however, that Licensee shall not have the right to:
(a)
intermix the Wisconsin Materials or any Product with an intact embryo, either human or nonhuman;
(b)
implant the Wisconsin Materials or any Products in a uterus, including without limitation Derivative Materials derived from the Wisconsin Materials;
(c)
attempt to make or make whole embryos (that is, would develop into a fetus if returned to a uterus) with Wisconsin Materials by any method (for clarity, WARF provides notice that, as research continues, stem cell-derived embryo models, including blastoids, may progress to meet the definition of whole embryo, and WARF specifically reserves the right to demand, and Institution shall comply with and cause the Institution Researchers to comply with such demand, the immediate return or destruction of Wisconsin Materials or Modifications to Wisconsin Materials used to make a whole embryo and the retraction of any related articles); or
(d)
attempt to identify or contact the donors, or relatives of the donors, of any Wisconsin Materials.
4.
Licensee agrees that on or before June 30th of each year in which this Addendum is in

WARF No. 26-00232

effect, Licensee will submit to WARF a signed Annual Certification Statement as set forth on Exhibit A confirming compliance with the above restrictions. Licensee agrees that it will comply with all applicable laws, regulations and government orders with respect to any use of the Wisconsin Materials, and shall, as appropriate, seek and comply with the decisions and recommendations of any applicable Institutional Review Board or similar body. If Licensee desires to disclose to third parties (e.g., by presentation, academic publication, governmental filings, via online resource, etc.) any genetic information obtained from Wisconsin Materials, if published, Licensee agrees to require any third parties accessing such information to agree to must be made available in a manner that restricted use obligations that comply with the terms of this Agreement, including without limitation the privacy terms of this paragraph and subpart 3(d) above.
5.
Wisconsin Materials are the property of WARF and are being made available to Licensee as a service by WARF. Ownership of all Wisconsin Materials, including any progeny or modified versions thereof, shall remain with WARF, regardless of whether such Wisconsin Materials are received from WARF or an authorized third party. Any Wisconsin Materials provided hereunder will be returned to WARF or destroyed upon a material breach of any terms of this Addendum or the LicenseAgreement.
6.
Licensee agrees to communicate to WARF all publications and/or research results made public by Licensee based on research using the Wisconsin Materials. In addition, any reports, publications, or other disclosure of results obtained with the Wisconsin Materials will acknowledge WARF as the original source of the Wisconsin Materials and, in the event that the Wisconsin Materials were received from an authorized third party, the conditions in which such Wisconsin Materials were maintained prior to their transfer.

Licensee may not assign or transfer this Addendum, nor any of the rights granted herein, without the prior written consent of WARF, such consent not to be unreasonably withheld. This Addendum shall be governed by and construed in all respects in accordance with the laws of the State of Wisconsin.

The persons signing on behalf of WARF and Licensee hereby warrant and represent that they have authority to execute this Agreement on behalf of the party for whom they have signed.

WARF No. 26-00232

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the dates indicated below.

WISCONSIN ALUMNI RESEARCH FOUNDATION

By: Date: Michael Falk, Chief IP and Licensing Officer

LINEAGE CELL THERAPEUTICS, INC. ("LINEAGE")

By: Date: Jill Howe, Chief Financial Officer

Lineage License 26-0032

WARF No. 26-00232

EXHIBIT A ANNUAL CERTIFICATION

("Licensee") hereby warrants that it is in compliance with all aspects of the Amended and Restated Agreement No. 26-00232 between the Wisconsin Alumni Research Foundation ("WARF") and Licensee, including but not limited to the restrictions on the use, sale or transfer of the Licensed Materials, including the Wisconsin Materials. Licensee further warrants and certifies that it is not engaged in, and has not been engaged in, any of the following:

(a)
intermixing of Wisconsin Materials or any Product with an intact embryo, either human or non-human;
(b)
implanting Wisconsin Materials or any Product in a uterus, including without limitation Derivative Materials derived from the Wisconsin Materials;
(c)
attempting to make whole embryos (that is, would develop into a fetus if returned to a uterus) with Wisconsin Materials by any method (for clarity, stem cell-derived embryo models, including blastoids, may progress to meet the definition of whole embryo, and WARF may require the immediate return or destruction of any Wisconsin Materials or Modifications to Wisconsin Materials used to make a whole embryo and the retraction of any related articles); or
(d)
attempting to identify or contact the donors, or relatives of the donors, of any Wisconsin Materials.

The individuals signing for the Licensee, hereby warrant that he or she is a representative legally authorized to sign on behalf of that entity

LINEAGE CELL THERAPEUTICS, INC. ("LINEAGE")

By:

Date:

Lineage WARF License - 26-0032